Exhibit 99

News Release dated March 12, 2004,
containing financial results of
The Progressive Corporation
for the month and year-to-date period
ended February 2004

[PROGRESSIVE LOGO]	NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Thomas A. King
Mayfield Village, Ohio 44143	(440) 395-2260
http://www.progressive.com

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO – – March 12, 2004 — The Progressive Corporation today reported the following results for February 2004:

	February	February
(millions)	2004	2003	Change
Net premiums written	$1,052.5	$942.7	12%
Net premiums earned	951.6	805.8	18%
Net income	145.1	89.0	63%
Per share	.66	.40	64%
Combined ratio	83.7	89.8	6.1 pts.

See the “Income Statement” for further information.

     Progressive’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company’s other businesses principally include writing directors’ and officers’ liability insurance and managing the wind down of the Company’s lender’s collateral protection program. See “Supplemental Information” for the month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
February 2004
(millions – except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Direct premiums written	$1,073.2

Net premiums written	$1,052.5

Revenues:
Net premiums earned	$951.6
Investment income[2]	35.8
Net realized gains on securities	21.9
Service revenues	3.7
Other income (expense)	(.3)	Adjustment for overaccrual of estimated interest on an income tax refund the Company
		received in February 2004; see the Company's 2003 Annual Report at
		progressive.com/annualreport for further information.

Total revenues	1,012.7

Expenses:
Losses and loss adjustment expenses	603.6
Policy acquisition costs	102.0
Other underwriting expenses	90.8
Investment expenses	1.0
Service expenses	2.0
Interest expense	6.6

Total expenses	806.0

Income before income taxes	206.7
Provision for income taxes	61.6	Includes $7.1 million reduction to the Company’s tax liability for the years 1993-1998,
		which years were settled concurrent with receipt of the above-mentioned tax refund.

Net income	$145.1

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	216.4

Per share	$.67

Diluted:
Average shares outstanding	216.4
Net effect of dilutive stock-based compensation	3.6

Total equivalent shares	220.0

Per share	$.66

[1]	See the Monthly Commentary at the end of this release for additional discussion. Also see the Company’s Annual Report at progressive.com/annualreport for a complete description of its reporting and accounting policies.

[2]	The following table sets forth the total return for the month:

Fully taxable equivalent total return:
Fixed income securities	1.1%
Common stocks	1.4%
Total portfolio	1.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
February 2004
(millions – except per share amounts)
(unaudited)

	Year-to-Date
	2004	2003	% Change
Direct premiums written	$2,249.9	$1,973.9	14

Net premiums written	$2,199.6	$1,935.2	14

Revenues:
Net premiums earned	$2,119.1	$1,773.2	20
Investment income[1]	73.2	75.2	(3)
Net realized gains on securities	35.9	28.8	25
Service revenues	8.6	6.0	43
Other income (expense)	(.2)	—	NM

Total revenues	2,236.6	1,883.2	19

Expenses:
Losses and loss adjustment expenses	1,346.9	1,209.5	11
Policy acquisition costs	228.9	196.7	16
Other underwriting expenses	189.6	156.3	21
Investment expenses	2.3	2.7	(15)
Service expenses	4.3	4.1	5
Interest expense	13.8	16.0	(14)

Total expenses	1,785.8	1,585.3	13

Income before income taxes	450.8	297.9	51
Provision for income taxes	143.4	98.2	46

Net income	$307.4	$199.7	54

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	216.3	218.0	(1)

Per share	$1.42	$.92	55

Diluted:
Average shares outstanding	216.3	218.0	(1)
Net effect of dilutive stock-based compensation	3.7	3.4	9

Total equivalent shares	220.0	221.4	(1)

Per share	$1.40	$.90	55

NM = Not Meaningful

[1]	The following table sets forth the total return for the year-to-date period:

	2004	2003
Fully taxable equivalent total return:
Fixed income securities	1.7%	1.4%
Common stocks	3.3%	(4.0)%
Total portfolio	2.0%	.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2004
($ in millions)(unaudited)

				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses	Total
Net Premiums Written	$635.2	$302.2	$937.4	$114.0	$1.1	$1,052.5
% Growth in NPW	10%	15%	12%	16%	(82)%	12%
Net Premiums Earned	$575.8	$266.6	$842.4	$106.3	$2.9	$951.6
% Growth in NPE	16%	22%	18%	26%	(54)%	18%

GAAP Ratios
Loss/LAE Ratio	64.4	65.2	64.6	54.2	61.2	63.4
Expense Ratio	20.1	21.5	20.6	16.7	40.1	20.3

Combined Ratio	84.5	86.7	85.2	70.9	101.3	83.7

ACTUARIAL ADJUSTMENTS (a)
Total Calendar Year Adjustment
Favorable (Unfavorable)	$.4	$.2	$.6	$.1	$(.1)	$.6

Reserve Decrease/(Increase)
Prior accident years						$1.8
Current accident year						(1.2)

Calendar year actuarial adjustment						$.6

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$1.8
All other development						1.2

Total development						$3.0

Calendar year loss/LAE Ratio						63.4

Accident year loss/LAE Ratio						63.7

Statutory Ratios
Loss/LAE Ratio						63.6
Expense Ratio						19.3

Combined Ratio						82.9

(a)	Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2004
($ in millions)(unaudited)

Year-to-Date

				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses	Total
Net Premiums Written	$1,316.7	$629.7	$1,946.4	$249.0	$4.2	$2,199.6
% Growth in NPW	11%	18%	13%	21%	(66)%	14%
Net Premiums Earned	$1,282.5	$592.5	$1,875.0	$237.5	$6.6	$2,119.1
% Growth in NPE	17%	23%	19%	27%	(48)%	20%

GAAP Ratios
Loss/LAE Ratio	64.7	64.0	64.5	55.9	70.7	63.6
Expense Ratio	19.7	20.4	19.9	18.1	25.8	19.7

Combined Ratio	84.4	84.4	84.4	74.0	96.5	83.3

ACTUARIAL ADJUSTMENTS (a)
Total Calendar Year Adjustment
Favorable/(unfavorable)	$2.7	$1.6	$4.3	$.1	$(.1)	$4.3

Reserve Decrease/ (Increase)
Prior accident years						$5.3
Current accident year						(1.0)

Calendar year actuarial adjustment						$4.3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$5.3
All other development						6.7

Total development						$12.0

Calendar year loss/LAE Ratio						63.6

Accident year loss/LAE Ratio						64.2

Statutory Ratios
Loss/LAE Ratio						63.6
Expense Ratio						19.2

Combined Ratio						82.8

Statutory Surplus						$4,856.0

	February	February
Policies in Force	2004	2003	Change
(in thousands)
Agency – Auto	4,068	3,571	14%
Direct – Auto	1,911	1,624	18%
Other Personal Lines(b)	2,015	1,669	21%

Total Personal Lines	7,994	6,864	16%

Commercial Auto Business	373	298	25%

(a)	Represents adjustments solely based on the Company’s corporate actuarial review.
(b)	Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

February 2004
CONDENSED GAAP BALANCE SHEET:[1]
Investments -
Available-for-sale:
Fixed maturities, at market (amortized cost: $9,123.0)	$9,422.2
Equity securities, at market:
Preferred stocks (cost: $763.4)	790.3
Common equities (cost: $1,589.7)	2,029.0
Short-term investments, at amortized cost (market: $1,207.9)	1,207.9

Total investments[2]	13,449.4
Net premiums receivable	2,181.2
Deferred acquisition costs	422.6
Other assets	1,170.0

Total assets	$17,223.2

Unearned premiums	$3,974.4
Loss and loss adjustment expense reserves	4,650.5
Other liabilities[2]	1,874.1
Debt	1,289.9
Shareholders’ equity	5,434.3

Total liabilities and shareholders’ equity	$17,223.2

Common Shares outstanding	217.1
Shares repurchased – February	.1
Average cost per share	$83.78
Book value per share	$25.03
Return on average shareholders’ equity	27.9%
Net unrealized pre-tax gains on investments	$765.4
Debt to total capital ratio	19.2%

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $238.3 million.

[2]	Amounts include net unsettled security acquisitions of $493.3 million, including repurchase commitment transactions.

Monthly Commentary

•	Continued low accident frequency contributed to the Company’s strong profitability for February. Forty-eight of the 49 markets in which the Company writes Personal Lines business were profitable for the month. Favorable reserve development reduced the combined ratio .3 points for February and .6 points year-to-date.

•	The year-over-year growth rate is declining as expected. Policies in force growth remains strong, supported by a strong renewal rate. In Personal Lines, 18 markets have year-to-date net premiums written growth of 20% or greater; these markets represent 29% of the total Personal Lines premiums. Thirteen states (34% of total Personal Lines) grew less than 10%.

•	In general, the Company did not see any significant changes in customer retention.

•	At February month-end, the net unrealized gains in the portfolio were $765.4 million, an increase of $122.0 million from year-end 2003. The pretax recurring investment book yield of the portfolio was 3.6% for the month and 3.7% year-to-date. In the fixed-income portfolio, the duration was 3.2 years and the weighted average credit quality was AA+.

The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent agencies and insurance brokers. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results therefore may appear to be volatile in certain accounting periods.